UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2008

EPICEPT CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road Tarrytown, NY	10591
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 606-3500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 9, 2008, the Registrant, EpiCept Corporation, issued a press release announcing that Ceplene (histamine dihydrochloride) was granted full marketing authorization by the European Commission for the remission maintenance and prevention of relapse in adult patients with Acute Myeloid Leukemia in first remission. The approval allows Ceplene to be marketed in the 27 member states of the European Union, as well as in Iceland, Liechtenstein and Norway.

A copy of the related press release, which is attached as Exhibit 99.1, is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of EpiCept Corporation, dated October 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICEPT CORPORATION

By: /s/ Robert W. Cook
Name: Robert W. Cook
Title: Chief Financial Officer

Date: October 9, 2008

Exhibit Index

Exhibit	Description

99.1	Press release of EpiCept Corporation, dated October 9, 2008.